                                                                   Exhibit 23.1

                        Consent of Independent Auditors

   We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 333-308, Form S-3 No. 333-310, Form S-3 No. 333-312, Form S-3
No. 333-16373, Form S-3 No. 333-66047, Form S-3 No. 333-95565, Form S-3 No.
333-39188, Form S-3 No. 333-52696) and in the related Prospectuses, in the Registration Statement (Form S-8 No. 33-71346) pertaining to the Amended and Restated 1991 Stock Option Plan, in the Registration Statement (Form S-8 No. 33-71350) pertaining to the 1992 Stock Option Plan, in the Registration Statement (Form S-8 No. 33-80213) pertaining to the 1994 Stock Option Plan, in the Registration Statement (Form S-8 No. 33-80215) pertaining to the 1995 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-16349) pertaining to the 1996 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-28971) pertaining to the Houston Biotechnology Incorporated Replacement Stock Option Plan, the Houston Biotechnology Incorporated 1994A Stock Option Plan, and the Houston Biotechnology Incorporated 1992 Subordinated Stock Option Plan, in the Registration Statement (Form S-8 No. 333-86117) pertaining to the 1997 Stock Option Plan, and in the Registration Statement (Form S-8 No. 333-86119) pertaining to the 1999 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-39084) pertaining to the 2000 Stock Option Plan, in the Registration Statement (Form S-8 No. 333-55222) pertaining to the 2000 Non-Director/Officer Employee Stock Option Plan, in the Registration Statement (Form S-8 No. 333-55224) pertaining to the 2001 Non-Director/Officer Employee Stock Option Plan of our report dated February 21, 2001, with respect to the consolidated financial statements of Medarex, Inc., included in this Annual Report (Form 10-K/A) for the year ended
December 31, 2000.

                                             /s/ Ernst & Young LLP
MetroPark, New Jersey
June 19, 2001